UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 27, 2024, the Company held the Annual Meeting. As of November 15, 2024, the record date for the Annual Meeting, there were 8,503,365 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 3,787,219 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of the Company’s common stock are entitled to one vote for each share held. The proposals are described in greater detail in the Proxy Statement, the relevant portions of which are incorporated by reference herein. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

(i) A proposal to elect three (3) Class I directors to the Board of Directors (the “Board”) to serve until the annual meeting of stockholders to be held in 2027, or until each one’s respective successor has been duly elected and qualified. The proposal was approved as set forth below:

Nominee	For	Withheld	Broker Non-Votes
David DeCaprio	3,303,635	2,596	480,988
Jon Olsen	674,301	2,631,930	480,988
Greg Lipschitz	3,289,836	16,395	480,988

(ii) A proposal to ratify the appointment of Marcum Canada, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The proposal was approved as set forth below:

For	Against	Abstain
3,756,71	3,500	27,008

(iii) A proposal to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
3,113,215	191,466	1,550	480,988

(iv) A proposal to approve, on a non-binding, advisory basis, the frequency of holding a vote on executive compensation. The result of the proposal was as set forth below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
1,239,044	22,176	2,036,208	8,803	480,988

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2024	FIREFLY NEUROSCIENCE, INC.

/s/ Jon Olsen
Name: Jon Olsen
Title: Chief Executive Officer